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                                                                  EXHIBIT 23.1.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by
reference in this Form S-4 Registration Statement (Registration No.       ), of
our report on the consolidated financial statements of Hilton Hotels Corporation dated February 2, 1998, included within Hilton Hotels Corporation's Form 10-K for the year ended December 31, 1997.

                                          ARTHUR ANDERSEN LLP

Los Angeles, California
October 13, 1998